EXHIBIT 99.1

CVR Energy Reports 2015 Second Quarter Results
And Announces Cash Dividend of 50 Cents per Share

SUGAR LAND, Texas (July 30, 2015) - CVR Energy, Inc. (NYSE: CVI) today announced second quarter 2015 net income of $101.9 million, or $1.17 per diluted share, on net sales of $1,624.2 million, compared to net income of $83.7 million, or 96 cents per diluted share, on net sales of $2,540.3 million for the 2014 second quarter. Second quarter 2015 adjusted EBITDA, a non-GAAP financial measure, was $145.7 million, compared to second quarter 2014 adjusted EBITDA of $147.2 million.

For the first six months of 2015, net income was $156.7 million, or $1.80 per diluted share, on net sales of $3,013.1 million, compared to net income of $210.4 million, or $2.42 per diluted share, on net sales of $4,987.8 million for the same period a year earlier. Adjusted EBITDA for the first six months of 2015 was $309.4 million, compared to adjusted EBITDA of $301.4 million for the first six months of 2014.

“Our petroleum and fertilizer subsidiaries performed well during the second quarter,” said Jack Lipinski, CVR Energy’s chief executive officer. “CVR Refining’s Coffeyville and Wynnewood refineries posted a combined crude throughput of 210,727 barrels per day (bpd). CVR Partners also had a strong quarter with on-stream rates ranging from nearly 97 percent to 100 percent for all facility operating units.”

The company also announced a second quarter 2015 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Aug. 17, 2015, to stockholders of record on Aug. 10, 2015.

CVR Energy’s second quarter cash dividend brings the cumulative cash dividends paid or declared for the first six months of 2015 to $1.00 per share.

Today, CVR Refining announced a 2015 second quarter cash distribution of 98 cents per common unit, and CVR Partners announced a 2015 second quarter cash distribution of 39 cents per common unit.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported second quarter 2015 operating income of $250.8 million on net sales of $1,547.5 million, compared to operating income of $151.9 million on net sales of $2,466.3 million in the second quarter of 2014.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $17.22 in the 2015 second quarter, compared to $13.96 for the same period in 2014.

Direct operating expenses, excluding major scheduled turnaround expenses, per crude oil throughput barrel, exclusive of depreciation and amortization, for the 2015 second quarter was $4.62, compared to $4.83 in the second quarter of 2014.

Second quarter 2015 throughputs of crude oil and all other feedstocks and blendstocks for the Coffeyville and Wynnewood refineries totaled 221,095 bpd. Throughputs of crude oil and all other feedstocks and blendstocks for both refineries totaled 221,469 bpd for the same period in 2014.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners, reported second quarter 2015 operating income of $28.7 million on net sales of $80.8 million, compared to operating income of $18.8 million on net sales of $77.2 million for the second quarter of 2014.

For the second quarter of 2015, average realized gate prices for UAN and ammonia were $269 per ton and $546 per ton, respectively, compared to $283 per ton and $521 per ton, respectively, for the same period in 2014.

CVR Partners produced 107,100 tons of ammonia and purchased an additional 600 tons of ammonia during the second quarter of 2015, of which 4,400 net tons were available for sale while the rest was upgraded to 253,500 tons of UAN. In the 2014 second quarter, the plant produced 92,200 tons of ammonia and purchased an additional 2,700 tons of ammonia, of which 3,200 net tons were available for sale while the remainder was upgraded to 223,400 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $433.2 million for CVR Refining and $67.0 million for CVR Partners, was $937.7 million at June 30, 2015. Consolidated total debt was $674.2 million at June 30, 2015. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Second Quarter 2015 Earnings Conference Call

CVR Energy previously announced that it will host its second quarter 2015 Earnings Conference Call for analysts and investors on Thursday, July 30, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/9506. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/9506. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13614227.

# # #

Forward Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own a majority of the common units representing limited partner interests of CVR Refining and CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
(281) 207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited unless noted otherwise).

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,624.2	$2,540.3	$3,013.1	$4,987.8
Cost of product sold	1,192.2	2,189.0	2,265.8	4,265.9
Direct operating expenses	115.4	120.1	226.9	243.5
Flood insurance recovery	(27.3)	—	(27.3)	—
Selling, general and administrative expenses	27.2	28.0	52.4	54.4
Depreciation and amortization	42.5	38.6	84.5	75.9
Operating income	274.2	164.6	410.8	348.1
Interest expense and other financing costs	(11.9)	(9.3)	(24.6)	(19.4)
Interest income	0.3	0.2	0.4	0.4
Gain (loss) on derivatives, net	(12.6)	35.9	(64.0)	145.3
Other income (expense), net	0.2	(2.2)	36.3	(2.1)
Income before income tax expense	250.2	189.2	358.9	472.3
Income tax expense	58.1	45.2	82.1	114.6
Net income	192.1	144.0	276.8	357.7
Net income attributable to noncontrolling interest	90.2	60.3	120.1	147.3
Net income attributable to CVR Energy stockholders	$101.9	$83.7	$156.7	$210.4

Basic earnings per share	$1.17	$0.96	$1.80	$2.42
Diluted earnings per share	$1.17	$0.96	$1.80	$2.42
Dividends declared per share	$0.50	$0.75	$1.00	$1.50

Adjusted EBITDA*	$145.7	$147.2	$309.4	$301.4
Adjusted net income*	$72.1	$75.1	$157.0	$157.0
Adjusted net income, per diluted share*	$0.83	$0.87	$1.81	$1.81

Weighted-average common shares outstanding:
Basic	86.8	86.8	86.8	86.8
Diluted	86.8	86.8	86.8	86.8

	As of June 30, 2015	As of December 31, 2014
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$937.7	$753.7
Working capital	1,008.2	1,033.0
Total assets	3,547.6	3,462.5
Total debt, including current portion	674.2	674.9
Total CVR stockholders' equity	1,058.0	988.1

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$198.2	$124.2	$376.4	$405.5
Investing activities	(15.3)	(131.1)	(18.7)	(193.0)
Financing activities	(97.4)	43.5	(173.7)	(55.9)
Net cash flow	$85.5	$36.6	$184.0	$156.6

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the quarter and six months ended June 30, 2015 are included in CVR Refining’s press release dated July 30, 2015 . The Nitrogen Fertilizer segment is operated by CVR Partners, LP, (“CVR Partners”) in which we own a majority interest as well as the general partner. It consists of a nitrogen fertilizer manufacturing facility that utilizes a pet coke gasification process in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the quarter and six months ended June 30, 2015 are included in CVR Partners’ press release dated July 30, 2015.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three months ended June 30, 2015
Net sales	$1,547.5	$80.8	$(4.1)	$1,624.2
Cost of product sold	1,180.9	15.4	(4.1)	1,192.2
Direct operating expenses (1)	88.6	24.7	—	113.3
Major scheduled turnaround expenses	1.7	0.4	—	2.1
Flood insurance recovery	(27.3)	—	—	(27.3)
Selling, general & administrative	18.6	4.6	4.0	27.2
Depreciation and amortization	34.2	7.0	1.3	42.5
Operating income (loss)	$250.8	$28.7	$(5.3)	$274.2

Capital expenditures	$36.4	$3.4	$1.4	$41.2

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Six months ended June 30, 2015
Net sales	$2,852.0	$173.9	$(12.8)	$3,013.1
Cost of product sold	2,237.1	41.2	(12.5)	2,265.8
Direct operating expenses (1)	175.6	49.2	—	224.8
Major scheduled turnaround expenses	1.7	0.4	—	2.1
Flood insurance recovery	(27.3)	—	—	(27.3)
Selling, general & administrative	36.7	9.1	6.6	52.4
Depreciation and amortization	68.2	13.8	2.5	84.5
Operating income (loss)	$360.0	$60.2	$(9.4)	$410.8

Capital expenditures	$78.1	$6.0	$2.6	$86.7

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three months ended June 30, 2014
Net sales	$2,466.3	$77.2	$(3.2)	$2,540.3
Cost of product sold	2,172.6	19.4	(3.0)	2,189.0
Direct operating expenses (1)	93.2	26.9	—	120.1
Major scheduled turnaround expenses	—	—	—	—
Selling, general & administrative	17.9	5.3	4.8	28.0
Depreciation and amortization	30.7	6.8	1.1	38.6
Operating income (loss)	$151.9	$18.8	$(6.1)	$164.6

Capital expenditures	$47.4	$4.1	$1.5	$53.0

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Six months ended June 30, 2014
Net sales	$4,841.7	$157.5	$(11.4)	$4,987.8
Cost of product sold	4,236.0	41.1	(11.2)	4,265.9
Direct operating expenses (1)	192.4	51.1	—	243.5
Major scheduled turnaround expenses	—	—	—	—
Selling, general & administrative	36.6	9.9	7.9	54.4
Depreciation and amortization	60.2	13.5	2.2	75.9
Operating income (loss)	$316.5	$41.9	$(10.3)	$348.1

Capital expenditures	$105.3	$7.5	$2.1	$114.9
___________________________
(1) Excluding turnaround expenses

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
June 30, 2015
Cash and cash equivalents	$433.2	$67.0	$437.5	$937.7
Total assets	2,516.3	560.0	471.3	3,547.6
Long-term debt, including current portion	580.7	125.0	(31.5)	674.2

December 31, 2014
Cash and cash equivalents	$370.2	$79.9	$303.6	$753.7
Total assets	2,417.8	578.8	465.9	3,462.5
Long-term debt, including current portion	581.4	125.0	(31.5)	674.9

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter and six months ended June 30, 2015 are included in CVR Refining’s press release dated July 30, 2015.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,547.5	$2,466.3	$2,852.0	$4,841.7
Cost of product sold	1,180.9	2,172.6	2,237.1	4,236.0
Direct operating expenses	88.6	93.2	175.6	192.4
Major scheduled turnaround expenses	1.7	—	1.7	—
Flood insurance recovery	(27.3)	—	(27.3)	—
Selling, general and administrative expenses	18.6	17.9	36.7	36.6
Depreciation and amortization	34.2	30.7	68.2	60.2
Operating income	250.8	151.9	360.0	316.5
Interest expense and other financing costs	(10.4)	(7.9)	(21.7)	(16.6)
Interest income	0.1	0.1	0.2	0.2
Gain (loss) on derivatives, net	(12.6)	35.9	(64.0)	145.3
Other expense, net	(0.1)	—	—	—
Income before income tax expense	227.8	180.0	274.5	445.4
Income tax expense	—	—	—	—
Net income	$227.8	$180.0	$274.5	$445.4

Refining margin*	$366.6	$293.7	$614.9	$605.7
Gross profit*	$269.4	$169.8	$396.7	$353.1
Refining margin adjusted for FIFO impact*	$330.2	$269.4	$603.0	$559.8
Adjusted Petroleum EBITDA*	$194.3	$192.9	$356.0	$387.0

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$19.12	$15.22	$16.47	$16.17
FIFO impact (favorable) unfavorable	(1.90)	(1.26)	(0.32)	(1.22)
Refining margin adjusted for FIFO impact*	17.22	13.96	16.15	14.95
Gross profit*	14.05	8.80	10.63	9.42
Gross profit excluding flood insurance recovery*	12.63	8.80	9.90	9.42
Direct operating expenses expenses and major scheduled turnaround expenses	4.71	4.83	4.75	5.14
Direct operating expenses expenses and major scheduled turnaround expenses	4.62	4.83	4.71	5.14
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$4.43	$4.57	$4.43	$4.82
Barrels sold (barrels per day)	224,031	224,295	220,876	220,760

	Three Months Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	192,691	87.1%	193,032	87.2%	184,082	84.4%	185,412	85.2%
Medium	1,082	0.5%	1	—%	3,841	1.8%	1,789	0.8%
Heavy sour	16,954	7.7%	19,014	8.6%	18,298	8.4%	19,803	9.1%
Total crude oil throughput	210,727	95.3%	212,047	95.8%	206,221	94.6%	207,004	95.1%
All other feedstocks and blendstocks	10,368	4.7%	9,422	4.2%	11,855	5.4%	10,780	4.9%
Total throughput	221,095	100.0%	221,469	100.0%	218,076	100.0%	217,784	100.0%

Production:
Gasoline	107,439	48.3%	108,977	48.8%	108,263	49.3%	106,727	48.7%
Distillate	95,881	43.1%	94,931	42.6%	92,675	42.1%	91,933	41.9%
Other (excluding internally produced fuel)	19,160	8.6%	19,255	8.6%	19,011	8.6%	20,665	9.4%
Total refining production (excluding internally produced fuel)	222,480	100.0%	223,163	100.0%	219,949	100.0%	219,325	100.0%

Product price (dollars per gallon):
Gasoline	$1.87		$2.87		$1.67		$2.77
Distillate	1.81		2.97		1.75		2.98

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$57.95	$102.99	$53.34	$100.84
Crude Oil Differentials:
WTI less WTS (light/medium sour)	(0.71)	7.15	0.12	6.38
WTI less WCS (heavy sour)	9.57	19.22	11.60	20.05
NYMEX Crack Spreads:
Gasoline	26.02	23.20	22.34	20.70
Heating Oil	21.69	20.90	24.33	24.37
NYMEX 2-1-1 Crack Spread	23.85	22.05	23.33	22.53
PADD II Group 3 Basis:
Gasoline	(6.19)	(7.06)	(4.87)	(5.98)
Ultra Low Sulfur Diesel	(3.69)	0.23	(4.10)	(0.84)
PADD II Group 3 Product Crack:
Gasoline	19.83	16.14	17.47	14.72
Ultra Low Sulfur Diesel	18.00	21.13	20.23	23.53
PADD II Group 3 2-1-1	18.91	18.64	18.85	19.13

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$1,006.3	$1,585.5	$1,858.0	$3,157.8
Cost of product sold	764.8	1,398.5	1,465.7	2,757.2
Refining margin*	241.5	187.0	392.3	400.6
Direct operating expenses	51.2	53.7	101.5	107.1
Major scheduled turnaround expenses	1.7	—	1.7	—
Flood insurance recovery	(27.3)	—	(27.3)	—
Depreciation and amortization	19.5	18.8	38.9	36.8
Gross profit*	$196.4	$114.5	$277.5	$256.7

Refining margin adjusted for FIFO impact*	$212.4	$167.7	$381.7	$364.7

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$20.27	$15.61	$16.82	$17.31
FIFO impact (favorable) unfavorable	(2.44)	(1.61)	(0.46)	(1.55)
Refining margin adjusted for FIFO impact*	17.83	14.00	16.36	15.76
Gross profit*	16.49	9.55	11.89	11.09
Gross profit excluding flood insurance recovery	14.20	9.55	10.72	11.09
Direct operating expenses and major scheduled turnaround expenses	4.43	4.48	4.43	4.63
Direct operating expenses excluding major scheduled turnaround expenses	4.29	4.48	4.35	4.63
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$4.03	$4.12	$4.00	$4.19
Barrels sold (barrels per day)	144,183	143,412	142,587	141,226

	Three Months Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	112,867	81.2%	112,670	80.6%	106,734	77.3%	107,294	78.5%
Medium	1,082	0.8%	1	—%	3,841	2.8%	744	0.5%
Heavy sour	16,954	12.2%	19,014	13.6%	18,298	13.3%	19,803	14.5%
Total crude oil throughput	130,903	94.2%	131,685	94.2%	128,873	93.4%	127,841	93.5%
All other feedstocks and blendstocks	8,122	5.8%	8,133	5.8%	9,168	6.6%	8,897	6.5%
Total throughput	139,025	100.0%	139,818	100.0%	138,041	100.0%	136,738	100.0%

Production:
Gasoline	66,374	46.6%	68,348	47.9%	67,110	47.5%	67,338	48.2%
Distillate	62,257	43.7%	61,403	43.0%	60,843	43.0%	59,624	42.6%
Other (excluding internally produced fuel)	13,722	9.7%	13,023	9.1%	13,477	9.5%	12,899	9.2%
Total refining production (excluding internally produced fuel)	142,353	100.0%	142,774	100.0%	141,430	100.0%	139,861	100.0%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$540.1	$879.7	$991.8	$1,681.7
Cost of product sold	415.9	774.2	771.4	1,478.7
Refining margin*	124.2	105.5	220.4	203.0
Direct operating expenses	37.5	39.8	74.1	85.4
Major scheduled turnaround expenses	—	—	—	—
Depreciation and amortization	12.5	10.1	25.1	20.1
Gross profit*	$74.2	$55.6	$121.2	$97.5

Refining margin adjusted for FIFO impact*	$116.9	$100.6	$219.1	$193.0

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$17.10	$14.42	$15.74	$14.16
FIFO impact (favorable) unfavorable	(1.01)	(0.68)	(0.09)	(0.70)
Refining margin adjusted for FIFO impact*	16.09	13.74	15.65	13.46
Gross profit*	10.21	7.60	8.66	6.80
Direct operating expenses and major scheduled turnaround expenses	5.16	5.44	5.29	5.96
Direct operating expenses excluding major scheduled turnaround expenses	5.16	5.44	5.29	5.96
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$5.16	$5.41	$5.23	$5.93
Barrels sold (barrels per day)	79,848	80,883	78,289	79,534

	Three Months Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	79,824	97.3%	80,362	98.4%	77,348	96.6%	78,118	96.4%
Medium	—	—%	—	—%	—	—%	1,045	1.3%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	79,824	97.3%	80,362	98.4%	77,348	96.6%	79,163	97.7%
All other feedstocks and blendstocks	2,246	2.7%	1,289	1.6%	2,687	3.4%	1,883	2.3%
Total throughput	82,070	100.0%	81,651	100.0%	80,035	100.0%	81,046	100.0%

Production:
Gasoline	41,065	51.2%	40,629	50.5%	41,153	52.4%	39,389	49.6%
Distillate	33,624	42.0%	33,528	41.7%	31,832	40.5%	32,309	40.6%
Other (excluding internally produced fuel)	5,438	6.8%	6,232	7.8%	5,534	7.1%	7,766	9.8%
Total refining production (excluding internally produced fuel)	80,127	100.0%	80,389	100.0%	78,519	100.0%	79,464	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own a majority interest and serve as the general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter and six months ended June 30, 2015 are included in CVR Partners’ press release dated July 30, 2015.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Nitrogen Fertilizer Segment Financial Results:
Net sales	$80.8	$77.2	$173.9	$157.5
Cost of product sold	15.4	19.4	41.2	41.1
Direct operating expenses	24.7	26.9	49.2	51.1
Major scheduled turnaround expenses	0.4	—	0.4	—
Selling, general and administrative expenses	4.6	5.3	9.1	9.9
Depreciation and amortization	7.0	6.8	13.8	13.5
Operating income	28.7	18.8	60.2	41.9
Interest expense and other financing costs	(1.7)	(1.7)	(3.4)	(3.3)
Income before income tax expense	27.0	17.1	56.8	38.6
Income tax expense	—	—	—	—
Net income	$27.0	$17.1	$56.8	$38.6

Adjusted Nitrogen Fertilizer EBITDA*	$36.1	$25.7	$74.5	$55.7

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Nitrogen Fertilizer Segment Key Operating Statistics:
Production (thousand tons):
Ammonia (gross produced) (1)	107.1	92.2	203.0	183.3
Ammonia (net available for sale) (1)(2)	4.4	3.2	19.1	12.1
UAN	253.5	223.4	505.6	480.6

Pet coke consumed (thousand tons)	128.2	117.3	253.1	242.1
Pet coke (cost per ton)	$25	$27	$27	$28

Sales (thousand tons):
Ammonia	6.3	2.9	19.1	8.3
UAN	249.8	239.2	524.3	493.9

Product pricing (plant gate) (dollars per ton) (3):
Ammonia	$546	$521	$551	$493
UAN	$269	$283	$265	$267

On-stream factors (4):
Gasification	100.0%	94.2%	99.7%	96.5%
Ammonia	99.3%	88.1%	96.9%	90.1%
UAN	96.6%	85.9%	97.2%	91.4%

Market Indicators:
Ammonia - Southern Plains (dollars per ton)	$546	$561	$550	$501
UAN - Mid Cornbelt (dollars per ton)	$305	$333	$309	$332
_______________
_____________________________

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)    Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into UAN. Net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2)    In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 600 tons and 2,700 tons of ammonia during the three months ended June 30, 2015 and 2014 , respectively. The Nitrogen Fertilizer segment acquired approximately 21,800 and 25,600 tons of ammonia during the six months ended June 30, 2015 and 2014 , respectively.

(3) Product pricing at gate per ton represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4)    On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is a measure of operating efficiency. Excluding the impact of the shutdown for installation of the waste heat boiler, pressure swing adsorption unit upgrade and the Linde air separation unit maintenance, the on-stream factors for the three months ended June 30, 2014 would have been 100.0% for gasifier, 94.9% for ammonia and 92.9% for UAN, and the on-stream factors for the six months ended June 30, 2014 would have been 99.4% for gasifier, 93.5% for ammonia and 95.0% for UAN.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP financial measures as noted above which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions, except per share data)
Reconciliation of Net Income to Adjusted Net Income:
Net Income before income tax expense	$250.2	$189.2	$358.9	$472.3
Adjustments:
FIFO impact (favorable) unfavorable	(36.4)	(24.3)	(11.9)	(45.9)
Share-based compensation	1.9	4.7	5.9	8.9
Major scheduled turnaround expenses	2.1	—	2.1	—
(Gain) loss on derivatives, net	12.6	(35.9)	64.0	(145.3)
Current period settlement on derivative contracts (1)	(28.5)	33.9	(34.8)	55.0
Flood insurance recovery	(27.3)	—	(27.3)	—
Adjusted net income before income tax expense and noncontrolling interest	174.6	167.6	356.9	345.0
Adjusted net income attributable to noncontrolling interest	(63.8)	(53)	(117.5)	(108.3)
Income tax expense, as adjusted	(38.7)	(39.5)	(82.4)	(79.7)
Adjusted net income attributable to CVR Energy stockholders	$72.1	$75.1	$157.0	$157.0

Adjusted net income per diluted share	$0.83	$0.87	$1.81	$1.81

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) that they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Gross profit is calculated as the difference between the Petroleum segment’s net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses, flood insurance recovery and depreciation and amortization. Gross profit per crude throughput barrel is calculated as gross profit as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impacts (favorable) unfavorable, (ii) share-based compensation, (iii) loss on extinguishment of debt, (iv) major scheduled turnaround expenses, (v) (gain) loss on derivatives, net, (vi) current period settlements on derivative contracts and (vii) flood insurance recovery. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the three and six months ended June 30, 2015 and 2014 :

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Net income attributable to CVR Energy stockholders	$101.9	$83.7	$156.7	$210.4
Add:
Interest expense and other financing costs, net of interest income	11.6	9.1	24.2	19.0
Income tax expense	58.1	45.2	82.1	114.6
Depreciation and amortization	42.5	38.6	84.5	75.9
EBITDA adjustments included in noncontrolling interest	(19.2)	(15.1)	(38.7)	(30.2)
EBITDA	194.9	161.5	308.8	389.7
Add:
FIFO impacts, (favorable) unfavorable	(36.4)	(24.3)	(11.9)	(45.9)
Share-based compensation	1.9	4.7	5.9	8.9
Major scheduled turnaround expenses	2.1	—	2.1	—
(Gain) loss on derivatives, net	12.6	(35.9)	64.0	(145.3)
Current period settlement on derivative contracts (1)	(28.5)	33.9	(34.8)	55.0
Flood insurance recovery	(27.3)	—	(27.3)	—
Adjustments included in noncontrolling interest	26.4	7.3	2.6	39.0
Adjusted EBITDA	$145.7	$147.2	$309.4	$301.4

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA . EBITDA by operating segment represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for (i) FIFO impacts (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses; (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts and (vii) flood insurance recovery. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Petroleum:
Petroleum net income	$227.8	$180.0	$274.5	$445.4
Add:
Interest expense and other financing costs, net of interest income	10.3	7.8	21.5	16.4
Income tax expense	—	—	—	—
Depreciation and amortization	34.2	30.7	68.2	60.2
Petroleum EBITDA	272.3	218.5	364.2	522.0
Add:
FIFO impacts (favorable), unfavorable	(36.4)	(24.3)	(11.9)	(45.9)
Share-based compensation, non-cash	(0.1)	0.7	0.1	1.2
Major scheduled turnaround expenses	1.7	—	1.7	—
(Gain) loss on derivatives, net	12.6	(35.9)	64.0	(145.3)
Current period settlements on derivative contracts (1)	(28.5)	33.9	(34.8)	55.0
Loss on extinguishment of debt	(27.3)	—	(27.3)	—
Adjusted Petroleum EBITDA	$194.3	$192.9	$356.0	$387.0

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net income	$27.0	$17.1	$56.8	$38.6
Add:
Interest expense and other financing costs, net	1.7	1.7	3.4	3.3
Income tax expense	—	—	—	—
Depreciation and amortization	7.0	6.8	13.8	13.5
Nitrogen Fertilizer EBITDA	$35.7	$25.6	$74.0	$55.4
Add:
Share-based compensation, non-cash	—	0.1	0.1	0.3
Major scheduled turnaround expenses	0.4	—	0.4	—
Adjusted Nitrogen Fertilizer EBITDA	$36.1	$25.7	$74.5	$55.7

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

Derivatives Summary . The Petroleum segment enters into commodity swap contracts through crack spread swap agreements with financial counterparties to fix the spread risk between the refineries’ crude oil purchases and the refined products the refineries produce for sale. Through these swaps, the Petroleum segment will sell a fixed differential for the value between the selected refined product benchmark and the benchmark crude oil price, thereby locking in a margin for a portion of the refineries’ production. The physical volumes are not exchanged and these contracts are net settled with cash. From time to time, the Petroleum segment holds various NYMEX positions through a third-party clearing house.

The table below summarizes the Petroleum segment’s open commodity swap positions as of June 30, 2015 . The positions are primarily in the form of crack spread swap agreements with financial counterparties, wherein the Petroleum segment has locked in differentials at the fixed prices noted below. As of June 30, 2015 , the open commodity swap positions for 2015 were comprised of approximately 59.5% for distillate crack swaps and 40.5% for gasoline crack swaps while 100.0% of the open commodity swap positions for 2016 were comprised of distillate crack swaps.

Commodity Swaps	Barrels	Fixed Price(1)
Third Quarter 2015	5,075,000	21.83
Fourth Quarter 2015	600,000	28.48

First Quarter 2016	615,000	29.01
Second Quarter 2016	615,000	29.01
Third Quarter 2016	615,000	29.01
Fourth Quarter 2016	615,000	29.01

Total	8,135,000	$24.49
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(1)	Weighted-average price of all positions for period indicated.